UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

              Date of Report
     (Date of Earliest Event Reported):            Commission File Number:
              December 8, 2009                              0-17449


                               PROCYON CORPORATION
                               -------------------
             (Exact name of Registrant as specified in its charter)

                  Colorado                               59-3280822
                  --------                               ----------
         (State of incorporation)        (I.R.S. Employer Identification Number)

                                1300 S. HIGHLAND
                              CLEARWATER, FL 33756
                                 (727) 447-2998
                                 --------------
                         (Address of principal executive
                          offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

     Subsequent to the tabulation of votes for nominees for the Board of Directors at our Annual Shareholder's Meeting on December 8, 2009, with votes in sufficient number having been voted in favor of the appointment of Paul Guilbaud for service on the Board of Directors, Mr. Guilbaud withdrew his acceptance to serve on the Board of Directors, citing potential conflicts of interest in connection with a company with which he recently became involved. The Board of Directors currently consists of seven directors.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: December 11, 2009.                    Procyon Corporation

                                            By: /s/ Regina W. Anderson
                                            --------------------------
                                            Regina W. Anderson,
                                            Chief Executive Officer